This is filed pursuant to Rule 497(e).
File Nos. 333-83419 and 811-09485.


                           CHOICE FUNDS [Logo]

                            December 31, 2002

Supplement to Prospectus of All Choice Funds

Dear Choice Funds Shareholders,


Effective December 31, 2002, CIM Securities, LLC, an SEC registered NASD member broker-dealer, replaced UMB Distribution Services, Inc. as the Distributor for the Choice Focus, Balanced and Long-Short Funds (the "Funds"). CIM Securities, LLC is an affiliate of and wholly owned by Choice Investment Management, LLC, the investment adviser to the Funds. The Choice Funds Board of Trustees approved this change at its meeting held in October 2002.

All references to "Distributor" or UMB Distribution Services, Inc. contained in the Prospectus or Statement of Additional Information for the Funds now refer to CIM Securities, LLC.

This change in Distributor does not affect your account or investment in the Choice Funds. The telephone numbers and addresses for your account remain the same as in the Prospectus.

Please contact us at 800-392-7107 if you have any questions regarding this information.